DELTA WOODSIDE INDUSTRIES, INC.

                               233 N. MAIN STREET
                              GREENVILLE, SC 29601

     June  14,  2000




BY  FIRST  CLASS  MAIL
----------------------

The  Rainsford  Development  Corporation
P.  O.  Box  388
Edgefield,  SC  29824

           Re: Termination of Lease Agreement (the "Lease") by and between Delta Woodside Industries, Inc., a South Carolina corporation ("Tenant") and The Rainsford Development Corporation, a South Carolina corporation ("Landlord")

Dear  The  Rainsford  Development  Corporation

     This letter agreement shall serve to evidence Tenant's and Landlord's agreement regarding the termination of the above-referenced Lease. No later than June 30, 2000 (the "Termination Date"), Tenant agrees to peacefully vacate and surrender the Premises to Landlord. On or before the Termination Date, Tenant shall pay Landlord Thirty Three Thousand Two Hundred Ninety Nine and 08/100 Dollars ($33,299.08) (the "Termination Fee"). Upon payment of the Termination Fee and the vacation and surrender of the Premises as described above, the Lease shall automatically be terminated and of no further force and effect.

     This termination letter agreement shall be binding on and inure to the benefit of both Tenant and Landlord and their respective successors and assigns.

     All terms capitalized herein which are not defined shall have the meanings ascribed to them in the Lease.


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     If  Landlord  is  in  agreement  with  the foregoing, please arrange for an authorized  representative  of  Landlord  to  sign  below  where  indicated.

                                       Sincerely,

                                       Delta  Woodside  Industries,  Inc.,
                                       a  South  Carolina  corporation

                                       By:  /s/  E.  Erwin  Maddrey,  II
                                            ----------------------------
                                       E.  Erwin  Maddrey,  II,  President



Agreed  and  Accepted  by  Landlord
this  14th  day  of  June,  2000

Rainsford  Development  Corporation,
a  South  Carolina  corporation

By:  /s/  Bettis  C.  Rainsford
     --------------------------

Name:  Bettis  C.  Rainsford

Title:  President


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